COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingent Liabilities [Line Items]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7  - COMMITMENTS AND CONTINGENT LIABILITIES:

From 2009 to 2020, Silexion Israel received several approvals from the IIA for participation in research and development activities performed by Silexion Israel (“Support Grants”) in a total amount of $5.8 million.

The Company is obligated to pay royalties to the IIA amounting to 3%-5% of the sales of the core products and other related revenues generated from such projects, up to 100% of the Support Grants received, linked to the U.S. dollar and bears a 12-month term SOFR interest rate. The obligation to pay these royalties is contingent upon actual sales of the products and, in the absence of such sales, no payment is required.

As of December 31, 2025, the total royalty amount that may be payable by the Company to the IIA was approximately $5.8 million ($6.7 million including interest).